EXECUTION VERSION

AMENDMENT NO. 2

to

CREDIT AGREEMENT

among

SEI INVESTMENTS COMPANY,

THE LENDERS,

JPMORGAN CHASE BANK, N.A.,

As Administrative Agent,

BANK OF AMERICA, N.A.,

MANUFACTURERS AND TRADERS TRUST COMPANY

and

PNC BANK, NATIONAL ASSOCIATION,

as Documentation Agents,

and

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Syndication Agent

Dated as of

March 19, 2008

J.P. MORGAN SECURITIES INC.,

WACHOVIA CAPITAL MARKETS, LLC

and

BANC OF AMERICA SECURITIES LLC,

as Joint Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This Amendment (this “Amendment”) is entered into as of March 19, 2008 by and among SEI Investments Company, a Pennsylvania corporation (the “Borrower”), JPMorgan Chase Bank, N.A., individually and as administrative agent (the “Administrative Agent”), and the other financial institutions signatory hereto (the “Lenders”).

RECITALS

A. The Borrower, the Administrative Agent and the financial institutions party thereto (the “Existing Lenders”) have entered into that certain Credit Agreement dated as of July 25, 2007 (as amended, the “Credit Agreement”). Unless otherwise specified herein each capitalized term used in this Amendment shall have the meaning ascribed to it by the Credit Agreement.

B. The Borrower, the Administrative Agent and the undersigned Lenders wish to amend the Credit Agreement on the terms and conditions set forth below.

C. The undersigned financial institutions which are not currently party to the Credit Agreement (the “New Lenders”) wish to become Lenders with the respective Commitments set forth on Schedule 1 hereto.

Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Upon the Effective Date (as defined below), the following provisions will be amended as set forth below:

(a) The first sentence of Section 2.7(ii) of the Credit Agreement is amended and restated in its entirety to read as follows:

“The Borrower may, at its option at any time prior to the date of a reduction in the Aggregate Commitment pursuant to Section 2.7(i), seek to increase the amount of the Aggregate Commitment up to a maximum of $400,000,000, in a minimum amount of $20,000,000 (or such lesser amount as may be acceptable to the Administrative Agent), upon at least three (3) Business Days’ prior written notice to the Administrative Agent, which notice shall specify the amount of any such increase and shall be delivered at a time when no Default or Unmatured Default has occurred and is continuing.”

(b) Clause (i) of the third sentence of Section 2.21.2 of the Credit Agreement is amended in its entirety to read as follows; “(i) the LC Exposure shall not exceed $200,000,000 and”.

(c) Section 6.18(iv) is amended in its entirety to read as follows:

“(iv) any guaranty entered into pursuant to Section 6.22 or guaranty of Indebtedness permitted by Section 6.11 and (v) any guaranty by the Borrower of obligations of its Subsidiaries which (a) do not constitute Indebtedness and (b) arise under customer agreements entered into by such Subsidiaries in the ordinary course of business.”

(d) Schedule 1 to the Credit Agreement is amended and restated in its entirety by Schedule 1 attached hereto.

2. Waiver/Confirmation. The Administrative Agent and the Lenders hereby waive any non-compliance by the Borrower with the notice provisions of Section 2.7(ii) with respect to the increase in the Aggregate Commitment contemplated hereby. The Administrative Agent confirms that this Amendment is a satisfactory document for purposes of the third sentence of Section 2.7(ii) and confirms that each New Lender is acceptable to it.

3. Other Agreements. Each New Lender hereby acknowledges and agrees that henceforth it shall be a “Lender” for all purposes of the Credit Agreement with a Commitment as specified in Schedule 1 hereto and with all corresponding rights and obligations. Each Existing Lender whose Commitment is increased hereby consents and agrees to such increase. Each of the Existing Lenders and New Lenders hereby agrees that, upon the Effective Date, its participation interest in currently outstanding and future Letters of Credit shall be determined by reference to its Applicable Percentage, giving effect hereto (as such Applicable Percentage may from time to time hereafter be modified pursuant to the terms of the Credit Agreement). The parties hereby acknowledge that the $100,000,000 increase in the Aggregate Commitment reflected on Schedule 1 hereto shall be deemed to utilize a corresponding amount of Aggregate Commitment increase availability under Section 2.7(ii) and that, after the Effective Date, the remaining Aggregate Commitment increase availability under such section is $100,000,000.

4. Representations and Warranties of the Borrower. The Borrower represents and warrants that:

(a) The Borrower has the power and authority and legal right to execute and deliver this Amendment and to perform its obligations hereunder. The execution and delivery by the Borrower of this Amendment and the performance of its obligations hereunder have been duly authorized by proper corporate proceedings, and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally;

(b) Each of the representations and warranties contained in the Credit Agreement (treating this Amendment as a Loan Document) is true and correct in all material respects on and as of the date hereof as if made on the date hereof except to the extent such representation or warranty is stated to relate solely to an earlier date in which case such representation or warranty shall have been true and correct in all material respects as of such earlier date; and

(c) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing.

5. Effective Date. This Amendment shall become effective upon the date (the “Effective Date”) of satisfaction of the following conditions:

(a) the execution and delivery hereof by the Borrower, the Administrative Agent, the Required Lenders (without respect to whether it has been executed and delivered by all the “Lenders” as defined in the Credit Agreement); and each of the New Lenders;

(b) the Borrower shall have paid all fees due and payable pursuant to the Fee Letter dated as of February 14, 2008;

(c) if, giving effect to the incremental Commitments reflected on Schedule 1 hereto, the Applicable Percentage of any Lender is different than its Applicable Percentage immediately prior to the effectiveness of this Amendment, the Borrower shall have repaid all principal, interest and fees outstanding hereunder as of the date hereof (and the Lenders hereby waive any notice of such prepayment); provided, that, subject to the terms of the Credit Agreement, the Borrower may reborrow such amounts from the Lenders in accordance with the Applicable Percentages represented by the Commitments set forth on Schedule 1 hereto;

(d) the execution and delivery by the Guarantors of an Affirmation of Guaranty in the form of Exhibit A hereto; and

(e) Copies, certified by the Secretary or Assistant Secretary of the Borrower of the Borrower’s Board of Directors’ resolutions and of resolutions or actions of any other body authorizing the execution of this Amendment.

6. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically amended or waived above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

7. Costs and Expenses. The Borrower hereby affirms its obligation under Section 9.6 of the Credit Agreement to reimburse the Administrative Agent for all out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution, delivery and distribution of this Amendment, including but not limited to the fees, charges and disbursements of attorneys for the Administrative Agent with respect thereto.

8. Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York.

9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

SEI INVESTMENTS COMPANY, as Borrower

By:	/s/ Dennis J. McGonigle
Name:	Dennis J. McGonigle
Title:	Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent

By:	/s/ Sergey Sherman
Name:	Sergey Sherman
Title:	Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Karin Samuel
Name:	Karin Samuel
Title:	Director

BANK OF AMERICA, N.A.

By:	/s/ Joshua A. Podietz
Name:	Joshua A. Podietz
Title:	Senior Vice President

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ Brian J. Sohocki
Name:	Brian J. Sohocki
Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Kristine Manili
Name:	Kristine Manili
Title:	Vice President

Signature Page to Amendment No. 2

THE BANK OF NEW YORK

By:	/s/ Christopher M. Thompson
Name:	Christopher M. Thompson
Title:	Vice President

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Dale R. Carr
Name:	Dale R. Carr
Title:	Senior Vice President

U.S. BANK, N.A.

By:	/s/ Patrick McGraw
Name:	Patrick McGraw
Title:	Vice President U.S. Bank NA

BANK HAPOALIM B.M.

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Elizabeth S. Collins
Name:	Elizabeth S. Collins
Title:	Sr. Vice President

Signature Page to Amendment No. 2

EXHIBIT A

REAFFIRMATION OF GUARANTY

Each of the undersigned acknowledges receipt of a copy of Amendment No. 2 of the Credit Agreement (the “Amendment”) dated as of March 19, 2008, consents to such amendment and each of the transactions referenced therein and hereby reaffirms its obligations under the Guaranty dated as of July 25, 2007 in favor of JPMorgan Chase Bank, N.A., as Administrative Agent, and the Lenders (as defined in the Amendment).

Dated as of March 19, 2008

SEI INVESTMENTS MANAGEMENT CORPORATION, a Delaware corporation and successor by merger to SEI Investments Management Corporation II

By:	/s/ Kathy Heilig
Name:	Kathy Heilig
Title:	Vice President & Treasurer

SEI GLOBAL SERVICES, INC., a Delaware corporation

By:	/s/ Kathy Heilig
Name:	Kathy Heilig
Title:	Treasurer

SEI FUNDS, INC., a Delaware corporation

By:	/s/ Kathy Heilig
Name:	Kathy Heilig
Title:	Treasurer

SCHEDULE 1

COMMITMENTS

Lender	Commitment
JPMorgan Chase Bank, N.A.	$32,000,000
Wachovia Bank, National Association	39,000,000
Bank of America, N.A.	39,000,000
Manufacturers and Traders Trust Company	33,000,000
PNC Bank, National Association	30,000,000
Citizens Bank of Pennsylvania	30,000,000
U.S. Bank, N.A.	30,000,000
The Bank of New York	29,000,000
Wells Fargo Bank, National Association	25,000,000
Bank Hapoalim B.M.	13,000,000

Total	$300,000,000